Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SeaWorld Entertainment, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2019 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Elizabeth C. Gulacsy, Chief Accounting Officer and Interim Chief Financial Officer and Treasurer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: November 7, 2019

/s/ Elizabeth C. Gulacsy
Elizabeth C. Gulacsy
Chief Accounting Officer and Interim Chief Financial Officer and Treasurer
(Principal Accounting Officer and Principal Financial Officer)